pioneer
                            The one to remember.(SM)

                                    PIONEER
                                    -------
                                     GLOBAL
                                   FINANCIALS
                                      FUND

                                   Semiannual
                                     Report

                                    2/28/02

                                 [PIONEER LOGO]
                              --------------------
                              One goal. Yours.(SM)

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                                                     1

Portfolio Summary                                                             2

Performance Update                                                            3

Portfolio Management Discussion                                               6

Schedule of Investments                                                       9

Financial Statements                                                         12

Notes to Financial Statements                                                19

Trustees, Officers and Service Providers                                     24

The Pioneer Family of Mutual Funds                                           25

Retirement Plans from Pioneer                                                26

Programs and Services for Pioneer Shareowners                                28

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 2/28/02
--------------------------------------------------------------------------------

Dear Fellow Shareowners,
--------------------------------------------------------------------------------
The market's renewed vigor since last fall suggests that investors have been repositioning portfolios in anticipation of better economic times. Low interest rates, lower taxes and falling energy costs have been keys to the optimistic mood.

That optimism appears to have been justified. Judging by recent reports, the U.S. economy has absorbed the shock from September 11 and, for the most part, moved closer to normalcy. A mild upturn now appears to be underway according to Federal Reserve Board figures, and what may have been the briefest and shallowest of post-World War II recessions is probably behind us. Speaking before Congress in early March, Fed Chairman Alan Greenspan cited encouraging signs of improving economic output, among them a pickup in manufacturing, ongoing reduction in corporate inventories and an increase in overall demand in most - but not all - sectors.

Shifts in the economic weather sometimes lead us to shift our ground - we're tempted to step indoors when the outlook is cloudy, and to rush back out as soon as skies brighten. But if market behavior of recent years has taught us anything, it's the basic lessons of sound investing: a long-term view and diversification. Jumping in and out of the market with each variation in climate is no more than guesswork. It is not timing the market that yields solid returns, but time in the market. And well-diversified portfolios, those that include growth and value stocks as well as bonds, always have the potential to hold up better in downturns than portfolios that concentrate on a single investment type.

Another lesson may have struck you as you filed this year's tax returns: many of us pay more in federal income taxes than we need to. Although April 15 has come and gone, consider making an appointment to go over this year's return with a qualified professional. You could uncover several ideas for cutting next year's bill, including newly expanded opportunities for owners of IRAs, sole proprietors and participants in corporate retirement plans. Your financial advisor can also explain the benefits of saving for retirement with Pioneer and our tax-sensitive investment options.

You can learn more about Pioneer's mutual funds and all of our products and services at www.pioneerfunds.com. And for questions about the Pioneer funds you own and advice on additional purchases, please contact your financial advisor. In times like these, the value of a good advisor is magnified.

All of us at Pioneer appreciate your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 2/28/02
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

U.S. Common Stocks                                47%
International Common Stocks                       47%
Depositary Receipts                                6%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

United States                                     47.2%
Italy                                             10.7%
Germany                                            6.1%
France                                             5.6%
Switzerland                                        4.8%
Japan                                              4.4%
Australia                                          4.2%
United Kingdom                                     4.0%
Ireland                                            3.8%
Netherlands                                        3.0%
Hong Kong                                          2.8%
Spain                                              2.7%
Singapore                                          0.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1.    BNP Paribas SA                             5.63%
 2.    American International Group, Inc.         5.44
 3.    Bank of America Corp.                      5.42
 4.    Citigroup, Inc.                            5.40
 5.    Wells Fargo Co.                            5.40
 6.    J.P. Morgan Chase & Co.                    5.19
 7.    UBS AG                                     4.80
 8.    Hartford Financial Services Group, Inc.    4.64
 9.    Allianz AG                                 3.31
10.    Assicurazioni Generali AG                  3.10

Fund holdings will vary for other periods.

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 2/28/02                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share         2/28/02   8/31/01
                  $8.87     $9.64

Distributions per Share   Income      Short-Term      Long-Term
(8/31/01 - 2/28/02)       Dividends   Capital Gains   Capital Gains
                          $0.062      $0.093                -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Global Financials Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) World Financials Index.

Average Annual Total Returns
(As of February 28, 2002)

                   Net Asset    Public Offering
Period               Value          Price*
Life-of-Class
(12/29/00)          -8.44%          -12.96%
1-Year              -4.25%           -9.71%


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000


                   MSCI World          Pioneer Global
                Financials Index      Financials Fund*
12/31/2000            10000                9425

                      10003                9425

                       9384                8878

                       8818                8633

 4/30/2001             9183                8907

                       9132                9255

                       9059                9369

                       8870                9199

                       8788                9086

 9/30/2001             7851                8360

                       7852                8106

                       8251                8644

                       8350                8818

                       8061                8588

 2/28/2002             7925                8501

The Morgan Stanley Capital International (MSCI) World Financials Index is a global index that measures the performance of a group of related industries that comprise the financial sector in developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 2/28/02                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share         2/28/02   8/31/01
                  $8.85     $9.60

Distributions per Share   Income      Short-Term      Long-Term
(8/31/01 - 2/28/02)       Dividends   Capital Gains   Capital Gains
                             -        $0.093                -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Global Financials Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) World Financials Index.

Average Annual Total Returns
(As of February 28, 2002)

                    If         If
Period             Held     Redeemed*
 Life-of-Class
 (12/29/00)       -9.13%     -12.22%
 1-Year           -5.00%      -8.76%

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000


                   MSCI World          Pioneer Global
                Financials Index      Financials Fund*
12/31/2000            10000                10000

                      10000                10003

                       9410                 9384

                       9140                 8818

 4/30/2001             9430                 9183

                       9800                 9132

                       9910                 9059

                       9730                 8870

                       9600                 8788

 9/30/2001             8820                 7851

                       8540                 7852

                       9101                 8251

                       9283                 8350

                       9041                 8061

 2/28/2002             8586                 7925

The Morgan Stanley Capital International (MSCI) World Financials Index is a global index that measures the performance of a group of related industries that comprise the financial sector in developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 2/28/02                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share         2/28/02   8/31/01
                  $8.86     $9.63

Distributions per Share   Income      Short-Term      Long-Term
(8/31/01 - 2/28/02)       Dividends   Capital Gains   Capital Gains
                             -        $0.093                -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Global Financials Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) World Financials Index.

Average Annual Total Returns
(As of February 28, 2002)

                   Net Asset    Public Offering
Period               Value        Price/CDSC*
 Life-of-Class
 (12/29/00)         -9.04%          -9.81%
 1-Year             -5.09%          -6.08%


* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Growth of $10,000


                   MSCI World          Pioneer Global
                Financials Index      Financials Fund*
12/31/2000            10000                9901

                      10003                9911

                       9384                9337

                       8818                9369

 4/30/2001             9183                9356

                       9132                9723

                       9059                9851

                       8870                9683

                       8788                9535

 9/30/2001             7851                8673

                       7852                8426

                       8251                8992

                       8350                9192

                       8061                8962

 2/28/2002             7925                8862

The Morgan Stanley Capital International (MSCI) World Financials Index is a global index that measures the performance of a group of related industries that comprise the financial sector in developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 2/28/02
--------------------------------------------------------------------------------

After months of weak growth, evidence of an economic recovery in the United States is mounting. Concern about near-term corporate profitability and the potential strength of a rebound still remain, however, suggesting that a U.S. recovery, like the recession that preceded it, is likely to be milder than in past business cycles. Nevertheless, a turnaround is inevitable, and foreign markets are looking to the United States to help spur growth in their respective economies. In the following interview, Senior Vice President Pavlos
M. Alexandrakis, a member of the Fund's team, discusses your Fund's performance in light of the recent global economic slowdown and his expectations for global financial stocks in 2002.

Q: Did concerns about slower growth negate the positive impact of declining interest rates upon financial stocks?

A: Yes, however, financial stocks fell in response to several events, all of which created great uncertainty. Anemic corporate earnings, the prospect of a recession and, of course, the surprise attacks of September 11th and ensuing war weighed heavily on investors' minds. Financial stocks, particularly in the United States, also declined in response to the Enron scandal and Argentina's economic collapse.

    For the six months ended February 28, 2002, the Fund's total return for Class A at net asset value was -6.43%. The Morgan Stanley Capital International (MSCI) World Financials Index, a comparative benchmark, posted a lower return of -9.80% for the same period. We believe the Portfolio's considerable investment in U.S. stocks and its sharply curtailed exposure to Japanese stocks account for this strong relative outperformance.

Q:  Why are U.S. financial stocks so attractive?

A: Interest rates have fallen more dramatically in the United States than elsewhere in the world. A vigilant Federal Reserve Board lowered interest rates 11 times during the course of 2001 - to their lowest levels in 40 years - in an effort to spur growth. European interest rates also fell, particularly in the United Kingdom, but not nearly with the speed or degree of those in the United States. As a result, the Fund's U.S. financial holdings performed better than their overseas counterparts. Investments in banking conglomerate Citigroup and CIT Group, a commercial lending entity that was bought by Tyco International, did relatively well.

Pioneer Global Financials Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    While U.S. stocks still represent the largest geographic concentration, we reduced the Fund's exposure to the U.S. markets considerably in January and February. We believe that the Federal Reserve's aggressive monetary policy may be nearing its end, since the U.S. economy appears to be making a comeback. While it's likely that U.S. interest rates will stay relatively low for the foreseeable future, increased business and consumer activity always carries the potential risk of inflation, which could ultimately lead to higher interest rates. In contrast, stock valuations across Europe are relatively compelling. Furthermore, the absence of any economic momentum suggests that European interest rates are not in jeopardy of rising any time soon. We increased the Fund's European holdings by adding to existing positions - including asset gatherers UBS (Switzerland) and BNP (France). While these stocks produced mixed results during the reporting period, we expect them to recover nicely when stock market performance improves.

Q: How did the increase in European holdings impact the Fund's geographic distribution?

A: On February 28, European stocks comprised the majority of the Portfolio's international investments and stood at 41% of equity holdings. U.S. stocks represented 47% of equity holdings versus 48% for the MSCI World Financials Index at year-end - down from 60% on August 31, 2001. Japanese stocks remain underweighted at 4%, compared to the Index's weighting of 6%. Our decision to limit Japanese investments was advantageous, as Japan's economy and its stock market turned in very poor performance for the six months ended February 28. The Fund's exposure is limited to large banking ventures, such as Mizuho Holdings and Mitsubishi Tokyo Financial.

Q:  How did the Fund's investments in real estate and insurance perform?

A: Very well, relatively speaking. True to its tendency to not move in step with stocks in general, the real estate sector posted notable gains amidst the broader stock market's decline for the second year in a row. The Fund is invested in a small number of high-quality U.S. real estate investment trusts (REITs) that add both income, which can soften the impact of downward market

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 2/28/02                            (continued)
--------------------------------------------------------------------------------

    pressures, and capital appreciation potential. Equity Office Properties Trust operates in approximately 40 of the largest markets in the United States, deriving the bulk of its income from 10 core metropolitan markets.

    Insurance stocks fell sharply in the weeks following September 11, as investors contemplated the shock of the destruction in New York, Washington and Pennsylvania. While there will be huge losses for the industry, it's become clear that insurers have spread their risk well. Confronted with mounting demand in the face of limited supply, insurers are raising property, casualty and life insurance rates. Historically, higher premiums have translated into higher stock prices. This was the case for your Fund. Investments in Munich Re (Germany) and Swiss Re (Switzerland), which are reinsurance companies that insure other insurance companies, rallied in this environment.

Q:  Will financial stocks help lead the recovery?

A: Financial stocks should prosper in an economic recovery, particularly if demand for investment banking services and loans increases. However, near term, the impact of the economic slowdown could produce more bad loans and falling demand for banking services - all of which could keep earnings under pressure for the immediate future. Low interest rates will certainly help to offset this risk. As the recovery takes hold and corporate profitability improves, we expect to see more consolidations across the financial sector, which will strengthen the financial services industry as it responds to the demands of a global economy.

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 2/28/02 (unaudited)
--------------------------------------------------------------------------------

Shares                                                       Value
           COMMON STOCKS - 100.0%
           Financials - 100.0%
           Banks (Major Regional) - 24.9%
   200     Banca Fideuram S.p.A.                        $    1,346
 1,000     Banca Popolare di Novara*                         6,347
 1,200     Banca Popolare di Verona*                        12,822
 3,950     Banco Santander                                  31,535
 1,750     Bank of Ireland                                  16,972
 2,000     Cassa Di Risparmio Di Firenze*                    2,192
   980     Fleet Boston Financial Corp.                     32,712
   930     National Australia Bank Ltd.*                    17,200
 1,700     Standard Chartered Bank Plc                      16,605
   660     State Street Corp.                               33,462
   680     The Bank of New York Co., Inc.                   25,595
 1,350     U.S. Bancorp                                     28,148
 1,330     Wells Fargo Co.                                  62,377
                                                        ----------
                                                        $  287,313
                                                        ----------
           Banks (Money Center) - 23.8%
 2,200     Allied Irish Banks                           $   24,822
   500     Anglo Irish Bank Corp.*                           2,121
   980     Bank of America Corp.                            62,671
 1,000     Barclays Plc                                     29,402
 1,340     BNP Paribas SA*                                  65,035
   800     Hang Seng Bank                                    8,770
 2,050     J.P. Morgan Chase & Co.                          59,963
 2,200     SanPaolo Imi S.p.A.                              22,479
                                                        ----------
                                                        $  275,263
                                                        ----------
           Banks (Regional) - 3.1%
10,100     Banca Intesa S.p.A.                          $   23,569
 1,500     Westpac Banking Corp.*                           12,811
                                                        ----------
                                                        $   36,380
                                                        ----------
           Financial (Diversified) - 21.1%
   550     Amp Ltd.                                     $    5,335
   300     Cheung Kong Holdings (A.D.R.)*                    2,505
 1,380     Citigroup, Inc.                                  62,445
   600     City Developments (A.D.R.)*                       2,205
   200     Euronext*                                         3,429

The accompanying notes are an integral part of these financial statements.    9

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 2/28/02 (unaudited)                        (continued)
--------------------------------------------------------------------------------

Shares                                                                Value
             Financial (Diversified) (continued)
   1,000     Fortis NV*                                           $   22,245
   2,000     Henderson Land (A.D.R.)*                                  7,800
     350     ING Groep NV                                              8,331
     200     Lend Lease Corp. Ltd. (A.D.R.)                            1,223
   2,300     Mitsubishi Tokyo Financial Group, Inc. (A.D.R.)*         14,053
       5     Mizuho Holdings, Inc.*                                    9,445
   3,000     New World Development Co., Ltd.                           2,443
      50     Nikko Cordial Corp. (A.D.R.)*                             1,923
   1,200     Nomura Holdings (A.D.R.)*                                13,740
     130     Orix (A.D.R.)*                                            4,927
     500     Sun Hung Kai Properties Ltd. (A.D.R.)*                    3,588
     500     Swire Pacific Ltd. (A.D.R.)*                              2,725
      60     The Shizuoka Bank, Ltd. (A.D.R.)*                         3,552
   1,200     UBS AG*                                                  55,548
     400     United Overseas Bank (A.D.R.)*                            6,025
   1,200     Westfield Holdings Ltd.*                                 10,160
                                                                  ----------
                                                                  $  243,647
                                                                  ----------
             Insurance (Life/Health) - 3.1%
   1,450     Assicurazioni Generali AG                            $   35,871
                                                                  ----------
             Insurance (Multi-Line) - 17.8%
     850     American International Group, Inc.                   $   62,875
     170     Allianz AG                                               38,255
     800     Hartford Financial Services Group, Inc.                  53,600
     130     Muenchener Rueckversicherungs Gesellschaft AG            31,730
   1,600     Riunione Adriatica di Sicurta S.p.A.                     18,745
                                                                  ----------
                                                                  $  205,205
                                                                  ----------
             Insurance (Property-Casualty) - 3.0%
     840     Allstate Corp.                                       $   29,417
     400     QBE Insurance Group Ltd.                                  1,613
     100     The Tokio Marine & Fire Insurance Co. (A.D.R.)*           3,570
                                                                  ----------
                                                                  $   34,600
                                                                  ----------
             Investment Bank/Brokerage - 1.2%
     175     Goldman Sachs Group Inc.                             $   14,165
                                                                  ----------
             Real Estate - 2.0%
   5,000     Hang Lung Properties Ltd.*                           $    4,968
     650     Equity Office Properties Trust                           18,653
                                                                  ----------
                                                                  $   23,621
                                                                  ----------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Global Financials Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                   Value
           Total Financials                                         $1,156,065
                                                                    ----------
           TOTAL COMMON STOCKS - 100.0%
           (Cost $1,232,311)(a)(b)                                  $1,156,065
                                                                    ==========

*  Non-income producing security.

(a) At February 28, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $1,232,311 was as follows:

    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                        $  20,531

    Aggregate gross unrealized loss for all investments in which
    there is an excess of tax cost over value                          (96,777)
                                                                     ---------
    Net unrealized loss                                              $ (76,246)
                                                                     =========
(b) Distribution of investments by country of issue, as a percentage of total equity holdings is as follows:
    United States                                                         47.2%
    Italy                                                                 10.7
    Germany                                                                6.1
    France                                                                 5.6
    Switzerland                                                            4.8
    Japan                                                                  4.4
    Australia                                                              4.2
    United Kingdom                                                         4.0
    Ireland                                                                3.8
    Netherlands                                                            3.0
    Hong Kong                                                              2.8
    Spain                                                                  2.7
    Singapore                                                              0.7
                                                                         -----
                                                                         100.0%

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2002 aggregated $901,873 and $869,867, respectively.

The accompanying notes are an integral part of these financial statements.   11

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
BALANCE SHEET 2/28/02 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (cost $1,232,311)              $1,156,065
   Cash                                                                 154,061
   Receivables -
     Fund shares sold                                                       601
     Forward foreign currency settlement hedge contracts - net                4
     Dividends, interest and foreign taxes withheld                       3,939
   Due from Pioneer Investment Management, Inc.                           6,772
   Prepaid expenses                                                      13,924
   Other                                                                     66
                                                                     ----------
       Total assets                                                  $1,335,432
                                                                     ----------
LIABILITIES:
   Payables -
     Investment securities purchased                                 $   24,096
   Due to affiliates                                                      3,717
   Accrued expenses                                                      24,269
                                                                     ----------
       Total liabilities                                             $   52,082
                                                                     ----------
NET ASSETS:
   Paid-in capital                                                   $1,428,149
   Accumulated undistributed net investment income                          667
   Accumulated net realized loss on investments and foreign
     currency transactions                                              (69,215)
   Net unrealized loss on investments                                   (76,246)
   Net unrealized loss on forward foreign currency contracts
     and other assets and liabilites denominated in foreign
     currencies                                                              (5)
                                                                     ----------
       Total net assets                                              $1,283,350
                                                                     ==========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
   Class A (based on $746,292/84,162 shares)                         $     8.87
                                                                     ==========
   Class B (based on $359,590/40,633 shares)                         $     8.85
                                                                     ==========
   Class C (based on $177,468/20,028 shares)                         $     8.86
                                                                     ==========
MAXIMUM OFFERING PRICE:
   Class A                                                           $     9.41
                                                                     ==========
   Class C                                                           $     8.95
                                                                     ==========



12    The accompanying notes are an integral part of these financial statements.

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 2/28/02

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $383)             $ 12,367
  Interest                                                           625
                                                                --------
       Total investment income                                                 $  12,992
                                                                               ---------
EXPENSES:
  Management fees                                               $  5,951
  Transfer agent fees
     Class A                                                       2,103
     Class B                                                         975
     Class C                                                         465
  Distribution fees
     Class A                                                         940
     Class B                                                       1,538
     Class C                                                         654
  Administrative fees                                             15,269
  Custodian fees                                                   9,956
  Registration fees                                               17,921
  Professional fees                                               12,441
  Printing                                                         7,547
  Fees and expenses of nonaffiliated trustees                      4,328
  Miscellaneous                                                    2,887
                                                                --------
     Total expenses                                                            $  82,975
     Less management fees waived and expenses assumed
       by Pioneer Investment Management, Inc.                                    (70,549)
     Less fees paid indirectly                                                      (102)
                                                                               ---------
     Net expenses                                                              $  12,324
                                                                               ---------
       Net investment income                                                   $     668
                                                                               ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss from:
     Investments                                                $(69,159)
     Forward foreign currency contracts and assets and
       liabilities denominated in foreign currencies                 (56)      $ (69,215)
                                                                --------       ---------
  Change in net unrealized loss from:
     Investments                                                $(33,920)
     Forward foreign currency contracts and assets and
       liabilities denominated in foreign currencies                 (13)      $ (33,933)
                                                                --------       ---------
     Net loss on investments and foreign currency
       transactions                                                            $(103,148)
                                                                               ---------
     Net decrease in net assets resulting from operations                      $(102,480)
                                                                               =========



The accompanying notes are an integral part of these financial statements.   13

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 2/28/02 and the Period from 12/29/00
(Commencement of Operations) to 8/31/01

                                                            Six Months
                                                              Ended
                                                             2/28/02       12/29/00 to
                                                           (unaudited)       8/31/01
FROM OPERATIONS:
Net investment income                                      $      668      $    3,990
Net realized gain (loss) on investments and foreign
  currency transactions                                       (69,215)         11,817
Change in net unrealized loss on investments and
  foreign currency transactions                               (33,933)        (42,318)
                                                           ----------      ----------
  Net decrease in net assets resulting from
     operations                                            $ (102,480)     $  (26,511)
                                                           ----------      ----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.06 and $0.00 per share, respectively)        $   (4,871)     $       --
Net realized gain:
  Class A ($0.09 and $0.00 per share, respectively)            (7,596)             --
  Class B ($0.09 and $0.00 per share, respectively)            (3,026)             --
  Class C ($0.09 and $0.00 per share, respectively)            (1,213)             --
                                                           ----------      ----------
     Total distributions to shareowners                    $  (16,706)     $       --
                                                           ----------      ----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $  392,248      $1,248,539
Reinvestment of distributions                                  12,839              --
Cost of shares repurchased                                   (410,261)       (114,318)
                                                           ----------      ----------
  Net increase (decrease) in net assets resulting from
     fund share transactions                               $   (5,174)     $1,134,221
                                                           ----------      ----------
     Net increase (decrease) in net assets                 $ (124,360)     $1,107,710
NET ASSETS:
Beginning of period                                         1,407,710         300,000
                                                           ----------      ----------
End of period (including accumulated undistributed
  net investment income of $667 and $4,870,
  respectively)                                            $1,283,350      $1,407,710
                                                           ==========      ==========

14    The accompanying notes are an integral part of these financial statements.

Pioneer Global Financials Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    '02 Shares      '02 Amount
                                   (unaudited)     (unaudited)      '01 Shares       '01 Amount
CLASS A*
Shares sold                           25,636        $ 222,187        102,462         $1,004,013
Reinvestment of distributions          1,149           10,516             --                 --
Less shares repurchased              (44,269)        (384,850)       (10,816)          (106,161)
                                     -------        ---------        -------         ----------
 Net increase (decrease)             (17,484)       $(152,147)        91,646         $  897,852
                                     =======         ========        =======         ==========
CLASS B*
Shares sold                            8,731        $  78,916         22,708         $  219,917
Reinvestment of distributions            223            2,035             --                 --
Less shares repurchased                 (172)          (1,521)          (857)            (8,114)
                                     -------        ---------        -------         ----------
 Net increase                          8,782        $  79,430         21,851         $  211,803
                                     =======        =========        =======         ==========
CLASS C*
Shares sold                           10,033        $  91,145          2,633         $   24,609
Reinvestment of distributions             32              288             --                 --
Less shares repurchased               (2,666)         (23,890)            (4)               (43)
                                     -------        ---------        -------         ----------
 Net increase                          7,399        $  67,543          2,629         $   24,566
                                     =======        =========        =======         ==========

*Fund shares were first publicly offered January 2, 2001.

The accompanying notes are an integral part of these financial statements.   15

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 2/28/02
--------------------------------------------------------------------------------

                                                         Six Months
                                                           Ended
                                                          2/28/02           12/29/00 to
                                                        (unaudited)           8/31/01
CLASS A(a)
Net asset value, beginning of period                      $  9.64             $ 10.00
                                                          -------             -------
Increase (decrease) from investment operations:
  Net investment income                                   $  0.06             $  0.03
  Net realized and unrealized loss on investments
    and foreign currency transactions                       (0.68)              (0.39)
                                                          -------             -------
      Net decrease from investment operations             $ (0.62)            $ (0.36)
                                                          -------             -------
Distributions to shareowners:
  Net investment income                                   $ (0.06)            $    --
  Net realized gain                                         (0.09)                 --
                                                          -------             -------
Net decrease in net asset value                           $ (0.77)            $ (0.36)
                                                          -------             -------
Net asset value, end of period                            $  8.87             $  9.64
                                                          =======             =======
Total return*                                               (6.43)%             (3.60)%
Ratio of net expenses to average net assets+                 1.77%**             1.78%**
Ratio of net investment income to average net
  assets+                                                    0.40%**             1.00%**
Portfolio turnover rate                                       152%**               22%
Net assets, end of period (in thousands)                  $   746             $   980
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
    Net expenses                                            13.43%**            19.61%**
    Net investment loss                                    (11.26)%**          (16.83)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
    Net expenses                                             1.75%**             1.75%**
    Net investment income                                    0.42%**             1.03%**

(a) Class A shares were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

16    The accompanying notes are an integral part of these financial statements.

Pioneer Global Financials Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        Six Months
                                                           Ended
                                                          2/28/02          12/29/00 to
                                                        (unaudited)          8/31/01
CLASS B(a)
Net asset value, beginning of period                      $  9.60            $ 10.00
                                                          -------            -------
Increase (decrease) from investment operations:
  Net investment income                                   $  0.00(b)         $  0.02
  Net realized and unrealized loss on investments
    and foreign currency transactions                       (0.66)             (0.42)
                                                          -------            -------
      Net decrease from investment operations             $ (0.66)           $ (0.40)
                                                          -------            -------
Distributions to shareowners:
  Net realized gain                                       $ (0.09)           $    --
                                                          -------            -------
Net decrease in net asset value                           $ (0.75)           $ (0.40)
                                                          -------            -------
Net asset value, end of period                            $  8.85            $  9.60
                                                          =======            =======
Total return*                                               (6.88)%            (4.00)%
Ratio of net expenses to average net assets+                 2.61%**            2.34%**
Ratio of net investment income (loss) to average
  net assets+                                               (0.42)%**           0.32%**
Portfolio turnover rate                                       152%**              22%
Net assets, end of period (in thousands)                  $   360            $   306
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
    Net expenses                                            14.73%**           22.58%**
    Net investment loss                                    (12.54)%**         (19.92)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
    Net expenses                                             2.59%**            2.31%**
    Net investment income (loss)                            (0.40)%**           0.35%**

(a) Class B shares were publicly offered on January 2, 2001.
(b) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   17

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 2/28/02                                       (continued)
--------------------------------------------------------------------------------

                                                        Six Months
                                                           Ended
                                                          2/28/02          12/29/00 to
                                                        (unaudited)          8/31/01
CLASS C(a)
Net asset value, beginning of period                      $  9.63            $ 10.00
                                                          -------            -------
Increase (decrease) from investment operations:
  Net investment income                                   $  0.01            $  0.04
  Net realized and unrealized loss on investments
    and foreign currency transactions                       (0.69)             (0.41)
                                                          -------            -------
      Net decrease from investment operations             $ (0.68)           $ (0.37)
                                                          -------            -------
Distributions to shareowners:
  Net realized gain                                       $ (0.09)           $    --
                                                          -------            -------
Net decrease in net asset value                           $ (0.77)           $ (0.37)
                                                          -------            -------
Net asset value, end of period                            $  8.86            $  9.63
                                                          =======            =======
Total return*                                               (7.06)%            (3.70)%
Ratio of net expenses to average net assets+                 2.68%**            1.95%**
Ratio of net investment income (loss) to average
  net assets+                                               (0.46)%**           0.68%**
Portfolio turnover rate                                       152%**              22%
Net assets, end of period (in thousands)                  $   177            $   122
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
    Net expenses                                            15.08%**           23.21%**
    Net investment loss                                    (12.86)%**         (20.58)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
    Net expenses                                             2.67%**            1.94%**
    Net investment income (loss)                            (0.45)%**           0.69%**

(a) Class C shares were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

18    The accompanying notes are an integral part of these financial statements.

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 2/28/02 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Global Financials Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on August 25, 2000 and commenced operations on December 29, 2000. Prior to December 29, 2000, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD). The investment objective of the Fund is to seek capital growth by investing primarily in equity securites of U.S. and non-U.S. financial services companies.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Fund shares were first publicly offered on January 2, 2001. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 2/28/02 (unaudited)                  (continued)
--------------------------------------------------------------------------------

    traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    By investing primarily in financial services companies, the Fund has the risks associated with concentrating its investments in industries that comprise the financial services sector. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in any one region.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

Pioneer Global Financials Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

    As of February 28, 2002, the Fund had no outstanding portfolio hedges. The Fund's gross forward currency settlement contracts receivable and payable were $11,366 and $11,362, respectively, resulting in net receivable of $4.

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E.  Fund Shares

    The Fund records sales and repurchases of its shares on trade date. PFD, the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), earned approximately $1,709 in underwriting commis-

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 2/28/02 (unaudited)                  (continued)
--------------------------------------------------------------------------------

    sions on the sale of Fund shares during the six months ended February 28, 2002.

F.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment advisor, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets.

PIM has agreed not to impose all or portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At February 28, 2002, $2,494 was payable to PIM related to management fees, administrative fees and certain other services.

Pioneer Global Financials Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. Transfer Agent

PIMSS, a majority owned indirect subsidiary of Unicredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $603 in transfer agent fees payable to PIMSS at February 28, 2002.

4. Distribution Plans

The Fund adopted Plans of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $620 in distribution fees payable to PFD at February 28, 2002.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2002, CDSCs in the amount of $59 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements that may result in a reduction in the Fund's total expenses. For the six months ended February 28, 2002, the Fund's expenses were reduced by $102 under such arrangements.

Pioneer Global Financials Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                          Officers
John F. Cogan, Jr., Chairman      John F. Cogan, Jr., President
Mary K. Bush                      Daniel T. Geraci, Executive
Richard H. Egdahl, M.D.             Vice President
Margaret B.W. Graham              Vincent Nave, Treasurer
Marguerite A. Piret               Joseph P. Barri, Secretary
Daniel T. Geraci
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                           Growth and Income Funds
United States                          Pioneer Fund
Pioneer Growth Shares                  Pioneer Balanced Fund
Pioneer Mid Cap Growth Fund+           Pioneer Equity Income Fund
Pioneer Mid Cap Value Fund             Pioneer Value Fund
Pioneer Small Company Fund             (formerly Pioneer II)
Pioneer Small Cap Value Fund++
Pioneer Tax Managed Fund
                                       Income Funds
International/Global                   Taxable
Pioneer Emerging Markets Fund          Pioneer America Income Trust
Pioneer Europe Fund                    Pioneer Bond Fund
Pioneer Europe Select Fund             Pioneer High Yield Fund
Pioneer International Equity Fund**    Pioneer Strategic Income Fund
(formerly Pioneer World Equity Fund)
Pioneer International Value Fund**
(formerly Pioneer International        Tax-Free
Growth Fund)                           Pioneer Tax-Free Income Fund

Sector Funds
Pioneer Global Financials Fund         Money Market Fund
Pioneer Global Health Care Fund        Pioneer Cash Reserves Fund*
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

 *An investment in the Fund is not insured or guaranteed by the Federal Deposit
  Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
**Name change effective July 30, 2001.
 +Name change effective September 21, 2001.
++Name change effective September 6, 2001.
  Note: Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on September 28, 2001. Pioneer Limited Maturity Bond Fund merged into Pioneer Bond Fund on September 28, 2001.

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 70-1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

26
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403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

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PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
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Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within six months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

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Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

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HOW TO CONTACT PIONEER
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We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[PIONEER LOGO]

Pioneer Investment Management, Inc.                                11552-00-0302
60 State Street                              (C) Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109                  Underwriter of Pioneer mutual funds
www.pioneerfunds.com                   [Recycled Logo] Printed on Recycled Paper